Virtus AllianzGI Emerging Markets Opportunities Fund, Virtus AllianzGI Focused Growth Fund,

Virtus AllianzGI Global Small-Cap Fund, Virtus AllianzGI Health Sciences Fund,

Virtus AllianzGI Income & Growth Fund, Virtus AllianzGI Mid-Cap Growth Fund,

Virtus AllianzGI Small-Cap Fund, Virtus AllianzGI Technology Fund,

Virtus NFJ Dividend Value Fund, Virtus NFJ International Value Fund,

Virtus NFJ Large-Cap Value Fund, Virtus NFJ Mid-Cap Value Fund

and Virtus NFJ Small-Cap Value Fund, (each a “Fund”, and together, the “Funds”),

each a series of Virtus Investment Trust

Supplement dated September 8, 2021 to the Summary Prospectuses and the Virtus Investment Trust

Statutory Prospectus, each dated February 1, 2021, as supplemented

Important Notice to Investors

The 1-Year Return Before Taxes (“Returns”) for Class C shares were understated in the Average Annual Total Return Table in each Fund’s summary prospectus and in the summary section of the Funds’ statutory prospectus. The Returns are therefore hereby corrected for each of the Funds as follows:

Fund	Class C 1-Year Return Before Taxes
Virtus AllianzGI Emerging Markets Opportunities Fund	19.48%
Virtus AllianzGI Focused Growth Fund	47.37%
Virtus AllianzGI Global Small-Cap Fund	28.31%
Virtus AllianzGI Health Sciences Fund	12.82%
Virtus AllianzGI Income & Growth Fund	22.09%
Virtus AllianzGI Mid-Cap Growth Fund	53.12%
Virtus AllianzGI Small-Cap Fund	15.72%
Virtus AllianzGI Technology Fund	67.73%
Virtus NFJ Dividend Value Fund	-3.21%
Virtus NFJ International Value Fund	8.49%
Virtus NFJ Large-Cap Value Fund	1.17%
Virtus NFJ Mid-Cap Value Fund	0.19%
Virtus NFJ Small-Cap Value Fund	-5.33%

All other disclosure concerning the Funds, including fees, expenses, investment objective, strategies and risks remains unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VIT 8061 ClassC-ATR-Corrections (9/2021)